Exhibit 99.2

3Q23 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA
Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Sep 30, 2023 % Change from		Nine months ended
(in millions, except ratios and per share amounts)	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	% Change
Selected Income Statement Data
Total revenue	$20,857	20,533	20,729	20,034	19,566	2%	7	$62,119	54,334	14%
Noninterest expense	13,113	12,987	13,676	16,186	14,306	1	(8)	39,776	41,019	(3)
Pre-tax pre-provision profit (PTPP) (1)	7,744	7,546	7,053	3,848	5,260	3	47	22,343	13,315	68
Provision for credit losses (2)	1,197	1,713	1,207	957	784	(30)	53	4,117	577	614
Wells Fargo net income	5,767	4,938	4,991	3,155	3,592	17	61	15,696	10,522	49
Wells Fargo net income applicable to common stock	5,450	4,659	4,713	2,877	3,313	17	65	14,822	9,685	53

Common Share Data
Diluted earnings per common share	1.48	1.25	1.23	0.75	0.86	18	72	3.96	2.52	57
Dividends declared per common share	0.35	0.30	0.30	0.30	0.30	17	17	0.95	0.80	19
Common shares outstanding	3,637.9	3,667.7	3,763.2	3,833.8	3,795.4	(1)	(4)
Average common shares outstanding	3,648.8	3,699.9	3,785.6	3,799.9	3,796.5	(1)	(4)	3,710.9	3,807.0	(3)
Diluted average common shares outstanding	3,680.6	3,724.9	3,818.7	3,832.7	3,825.1	(1)	(4)	3,741.6	3,838.5	(3)
Book value per common share (3)	$44.37	43.87	43.02	41.98	41.36	1	7
Tangible book value per common share (3)(4)	37.43	36.53	35.87	34.98	34.29	2	9

Selected Equity Data (period-end)
Total equity	182,373	181,952	183,220	182,213	178,478	—	2
Common stockholders' equity	161,424	160,916	161,893	160,952	156,983	—	3
Tangible common equity (4)	136,153	133,990	134,992	134,090	130,151	2	5

Performance Ratios
Return on average assets (ROA) (5)	1.21%	1.05	1.09	0.67	0.76			1.12%	0.74
Return on average equity (ROE) (6)	13.3	11.4	11.7	7.1	8.1			12.2	8.0
Return on average tangible common equity (ROTCE) (4)	15.9	13.7	14.0	8.5	9.8			14.6	9.6
Efficiency ratio (7)	63	63	66	81	73			64	75
Net interest margin on a taxable-equivalent basis	3.03	3.09	3.20	3.14	2.83			3.10	2.46
Average deposit cost	1.36	1.13	0.83	0.46	0.14			1.11	0.07
(1)Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)Includes provision for credit losses for loans, debt securities, and other financial assets.
(3)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(4)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 25 and 26.
(5)Represents Wells Fargo net income divided by average assets.
(6)Represents Wells Fargo net income applicable to common stock divided by average common stockholders’ equity.
(7)The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Sep 30, 2023 % Change from		Nine months ended
($ in millions, unless otherwise noted)	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	% Change
Selected Balance Sheet Data (average)
Loans	$943,193	945,906	948,651	948,517	945,465	—%	—	$945,896	923,520	2%
Assets	1,891,883	1,878,253	1,863,676	1,875,191	1,880,689	1	1	1,878,040	1,900,744	(1)
Deposits	1,340,307	1,347,449	1,356,694	1,380,459	1,407,851	(1)	(5)	1,348,090	1,439,033	(6)

Selected Balance Sheet Data (period-end)
Debt securities	490,726	503,468	511,597	496,808	502,035	(3)	(2)
Loans	942,424	947,960	947,991	955,871	945,906	(1)	—
Allowance for credit losses for loans	15,064	14,786	13,705	13,609	13,225	2	14
Equity securities	56,026	67,471	60,610	64,414	59,560	(17)	(6)
Assets	1,909,261	1,876,320	1,886,400	1,881,020	1,877,719	2	2
Deposits	1,354,010	1,344,584	1,362,629	1,383,985	1,398,151	1	(3)

Headcount (#) (period-end)	227,363	233,834	235,591	238,698	239,209	(3)	(5)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
Common Equity Tier 1 (CET1)	11.0%	10.7	10.8	10.6	10.3
Tier 1 capital	12.6	12.2	12.3	12.1	11.9
Total capital	15.3	15.0	15.1	14.8	14.6
Risk-weighted assets (RWAs) (in billions)	$1,233.7	1,250.7	1,243.8	1,259.9	1,255.6	(1)	(2)

Advanced Approach:
Common Equity Tier 1 (CET1)	12.0%	12.0	12.0	12.0	11.8
Tier 1 capital	13.7	13.7	13.7	13.7	13.5
Total capital	15.8	15.8	15.9	15.9	15.7
Risk-weighted assets (RWAs) (in billions)	$1,130.3	1,118.4	1,117.9	1,112.3	1,104.1	1	2

Tier 1 leverage ratio	8.3%	8.3	8.4	8.3	8.0
Supplementary Leverage Ratio (SLR)	6.9	6.9	7.0	6.9	6.7
Total Loss Absorbing Capacity (TLAC) Ratio (3)	24.0	23.1	23.3	23.3	23.0
Liquidity Coverage Ratio (LCR) (4)	123	123	122	122	123
(1)Ratios and metrics for September 30, 2023, are preliminary estimates.
(2)See the tables on pages 27 and 28 for more information on CET1, tier 1 capital, and total capital.
(3)Represents TLAC divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches.
(4)Represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Sep 30, 2023 % Change from		Nine months ended
(in millions, except per share amounts)	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	% Change
Interest income	$22,093	20,830	19,356	17,793	14,494	6%	52	$62,279	36,231	72%
Interest expense	8,988	7,667	6,020	4,360	2,396	17	275	22,675	4,714	381
Net interest income	13,105	13,163	13,336	13,433	12,098	—	8	39,604	31,517	26
Noninterest income
Deposit-related fees	1,179	1,165	1,148	1,178	1,289	1	(9)	3,492	4,138	(16)
Lending-related fees	372	352	356	344	358	6	4	1,080	1,053	3
Investment advisory and other asset-based fees	2,224	2,163	2,114	2,049	2,111	3	5	6,501	6,955	(7)
Commissions and brokerage services fees	567	570	619	601	562	(1)	1	1,756	1,641	7
Investment banking fees	492	376	326	331	375	31	31	1,194	1,108	8
Card fees	1,098	1,098	1,033	1,095	1,119	—	(2)	3,229	3,260	(1)
Mortgage banking	193	202	232	79	324	(4)	(40)	627	1,304	(52)
Net gains from trading activities	1,265	1,122	1,342	552	900	13	41	3,729	1,564	138
Net gains from debt securities	6	4	—	—	6	50	—	10	151	(93)
Net losses from equity securities	(25)	(94)	(357)	(733)	(34)	73	26	(476)	(73)	NM
Lease income	291	307	347	287	322	(5)	(10)	945	982	(4)
Other	90	105	233	818	136	(14)	(34)	428	734	(42)
Total noninterest income	7,752	7,370	7,393	6,601	7,468	5	4	22,515	22,817	(1)
Total revenue	20,857	20,533	20,729	20,034	19,566	2	7	62,119	54,334	14
Provision for credit losses (1)	1,197	1,713	1,207	957	784	(30)	53	4,117	577	614
Noninterest expense
Personnel	8,627	8,606	9,415	8,415	8,212	—	5	26,648	25,925	3
Technology, telecommunications and equipment	975	947	922	902	798	3	22	2,844	2,473	15
Occupancy	724	707	713	722	732	2	(1)	2,144	2,159	(1)
Operating losses	329	232	267	3,517	2,218	42	(85)	828	3,467	(76)
Professional and outside services	1,310	1,304	1,229	1,357	1,235	—	6	3,843	3,831	—
Leases (2)	172	180	177	191	186	(4)	(8)	529	559	(5)
Advertising and promotion	215	184	154	178	126	17	71	553	327	69
Restructuring charges	—	—	—	—	—	NM	NM	—	5	(100)
Other	761	827	799	904	799	(8)	(5)	2,387	2,273	5
Total noninterest expense	13,113	12,987	13,676	16,186	14,306	1	(8)	39,776	41,019	(3)
Income before income tax expense (benefit)	6,547	5,833	5,846	2,891	4,476	12	46	18,226	12,738	43
Income tax expense (benefit)	811	930	966	(29)	912	(13)	(11)	2,707	2,280	19
Net income before noncontrolling interests	5,736	4,903	4,880	2,920	3,564	17	61	15,519	10,458	48
Less: Net loss from noncontrolling interests	(31)	(35)	(111)	(235)	(28)	11	(11)	(177)	(64)	NM
Wells Fargo net income	$5,767	4,938	4,991	3,155	3,592	17%	61	$15,696	10,522	49%
Less: Preferred stock dividends and other	317	279	278	278	279	14	14	874	837	4
Wells Fargo net income applicable to common stock	$5,450	4,659	4,713	2,877	3,313	17%	65	$14,822	9,685	53%
Per share information
Earnings per common share	$1.49	1.26	1.24	0.76	0.87	18%	71	$3.99	2.54	57%
Diluted earnings per common share	1.48	1.25	1.23	0.75	0.86	18	72	3.96	2.52	57
NM – Not meaningful
(1)Includes provision for credit losses for loans, debt securities, and other financial assets.
(2)Represents expenses for assets we lease to customers.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Sep 30, 2023 % Change from
(in millions)	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2023	Sep 30, 2022
Assets
Cash and due from banks	$30,815	31,915	31,958	34,596	27,634	(3)%	12
Interest-earning deposits with banks	187,081	123,418	130,478	124,561	137,821	52	36
Federal funds sold and securities purchased under resale agreements	70,431	66,500	67,288	68,036	55,840	6	26
Debt securities:
Trading, at fair value	97,075	96,857	90,052	86,155	85,766	—	13
Available-for-sale, at fair value	126,437	134,251	144,398	113,594	115,835	(6)	9
Held-to-maturity, at amortized cost	267,214	272,360	277,147	297,059	300,434	(2)	(11)
Loans held for sale	4,308	6,029	6,199	7,104	9,434	(29)	(54)
Loans	942,424	947,960	947,991	955,871	945,906	(1)	—
Allowance for loan losses	(14,554)	(14,258)	(13,120)	(12,985)	(12,571)	(2)	(16)
Net loans	927,870	933,702	934,871	942,886	933,335	(1)	(1)
Mortgage servicing rights	9,526	9,345	9,950	10,480	11,027	2	(14)
Premises and equipment, net	8,559	8,392	8,416	8,350	8,493	2	1
Goodwill	25,174	25,175	25,173	25,173	25,172	—	—
Derivative assets	21,096	17,990	17,117	22,774	29,253	17	(28)
Equity securities	56,026	67,471	60,610	64,414	59,560	(17)	(6)
Other assets	77,649	82,915	82,743	75,838	78,115	(6)	(1)
Total assets	$1,909,261	1,876,320	1,886,400	1,881,020	1,877,719	2	2
Liabilities
Noninterest-bearing deposits	$384,330	402,322	434,912	458,010	494,594	(4)	(22)
Interest-bearing deposits	969,680	942,262	927,717	925,975	903,557	3	7
Total deposits	1,354,010	1,344,584	1,362,629	1,383,985	1,398,151	1	(3)
Short-term borrowings (1)	93,330	84,255	81,007	51,145	48,382	11	93
Derivative liabilities	23,463	21,431	16,897	20,067	23,379	9	—
Accrued expenses and other liabilities	66,050	73,466	69,181	68,740	72,917	(10)	(9)
Long-term debt (2)	190,035	170,632	173,466	174,870	156,412	11	21
Total liabilities	1,726,888	1,694,368	1,703,180	1,698,807	1,699,241	2	2
Equity
Wells Fargo stockholders’ equity:
Preferred stock	19,448	19,448	19,448	19,448	20,057	—	(3)
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	60,365	60,173	59,946	60,319	60,216	—	—
Retained earnings	199,287	195,164	191,688	187,968	186,579	2	7
Accumulated other comprehensive income (loss)	(15,877)	(13,441)	(12,572)	(13,362)	(14,303)	(18)	(11)
Treasury stock (3)	(91,215)	(89,860)	(86,049)	(82,853)	(84,781)	(2)	(8)
Unearned ESOP shares	(429)	(429)	(429)	(429)	(646)	—	34
Total Wells Fargo stockholders’ equity	180,715	180,191	181,168	180,227	176,258	—	3
Noncontrolling interests	1,658	1,761	2,052	1,986	2,220	(6)	(25)
Total equity	182,373	181,952	183,220	182,213	178,478	—	2
Total liabilities and equity	$1,909,261	1,876,320	1,886,400	1,881,020	1,877,719	2	2
(1)Includes $0.0 billion, $2.0 billion, $5.0 billion, $7.0 billion, and $9.0 billion of Federal Home Loan Bank (FHLB) advances at September 30, June 30, and March 31, 2023, and December 31, and September 30, 2022, respectively.
(2)Includes $36.0 billion, $23.0 billion, $24.0 billion, $27.0 billion, and $10.0 billion of FHLB advances at September 30, June 30, and March 31, 2023, and December 31, and September 30, 2022, respectively.
(3)Number of shares of treasury stock were 1,843,884,672, 1,814,145,600, 1,718,587,875, 1,648,007,022, and 1,686,372,007 at September 30, June 30, and March 31, 2023, and December 31, and September 30, 2022, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS) (1)

	Quarter ended					Sep 30, 2023 % Change from		Nine months ended		% Change
($ in millions)	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022
Average Balances

Assets
Interest-earning deposits with banks	$158,893	129,236	114,858	127,854	130,761	23%	22	$134,490	151,851	(11)%
Federal funds sold and securities purchased under resale agreements	68,715	69,505	68,633	65,860	57,432	(1)	20	68,951	60,882	13
Trading debt securities	109,802	102,605	96,405	94,465	91,618	7	20	102,986	90,521	14
Available-for-sale debt securities	139,511	149,320	145,894	122,271	127,821	(7)	9	144,885	147,852	(2)
Held-to-maturity debt securities	273,948	279,093	279,955	303,391	305,063	(2)	(10)	277,644	294,231	(6)
Loans held for sale	5,437	6,031	6,611	9,932	11,458	(10)	(53)	6,022	15,237	(60)
Loans	943,193	945,906	948,651	948,517	945,465	—	—	945,896	923,520	2
Equity securities	25,019	27,891	28,651	28,587	29,722	(10)	(16)	27,174	31,244	(13)
Other	8,565	10,118	11,043	11,932	13,577	(15)	(37)	9,900	13,727	(28)
Total interest-earning assets	1,733,083	1,719,705	1,700,701	1,712,809	1,712,917	1	1	1,717,948	1,729,065	(1)
Total noninterest-earning assets	158,800	158,548	162,975	162,382	167,772	—	(5)	160,092	171,679	(7)
Total assets	$1,891,883	1,878,253	1,863,676	1,875,191	1,880,689	1	1	$1,878,040	1,900,744	(1)
Liabilities
Interest-bearing deposits	$953,500	936,886	920,226	902,564	902,219	2	6	$936,993	923,869	1
Short-term borrowings	90,078	83,059	58,496	51,246	39,447	8	128	77,327	35,956	115
Long-term debt	181,955	170,843	172,567	166,796	158,984	7	14	175,156	154,691	13
Other liabilities	32,564	34,496	33,427	33,559	36,217	(6)	(10)	33,492	34,317	(2)
Total interest-bearing liabilities	1,258,097	1,225,284	1,184,716	1,154,165	1,136,867	3	11	1,222,968	1,148,833	6
Noninterest-bearing demand deposits	386,807	410,563	436,468	477,895	505,632	(6)	(24)	411,097	515,164	(20)
Other noninterest-bearing liabilities	62,151	57,963	58,195	60,510	55,148	7	13	59,450	53,397	11
Total liabilities	1,707,055	1,693,810	1,679,379	1,692,570	1,697,647	1	1	1,693,515	1,717,394	(1)
Total equity	184,828	184,443	184,297	182,621	183,042	—	1	184,525	183,350	1
Total liabilities and equity	$1,891,883	1,878,253	1,863,676	1,875,191	1,880,689	1	1	$1,878,040	1,900,744	(1)

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	4.81%	4.50	4.12	3.50	2.12			4.52%	0.98
Federal funds sold and securities purchased under resale agreements	5.13	4.73	4.12	3.29	1.73			4.66	0.69
Trading debt securities	3.86	3.50	3.33	3.17	2.75			3.57	2.57
Available-for-sale debt securities	3.92	3.72	3.54	3.10	2.47			3.72	2.00
Held-to-maturity debt securities	2.65	2.62	2.55	2.45	2.23			2.61	2.09
Loans held for sale	6.40	6.22	5.90	5.11	4.18			6.16	3.38
Loans	6.23	5.99	5.69	5.13	4.28			5.97	3.70
Equity securities	2.42	2.79	2.39	2.63	2.09			2.54	2.22
Other	4.93	4.76	4.60	3.57	1.97			4.75	0.94
Total interest-earning assets	5.09	4.88	4.62	4.16	3.39			4.87	2.82
Interest-bearing liabilities
Interest-bearing deposits	1.92	1.63	1.22	0.70	0.23			1.59	0.11
Short-term borrowings	4.99	4.64	3.95	3.15	1.59			4.61	0.65
Long-term debt	6.67	6.31	5.83	5.22	3.90			6.28	2.87
Other liabilities	2.54	2.41	2.16	2.09	1.89			2.37	1.79
Total interest-bearing liabilities	2.84	2.51	2.05	1.50	0.84			2.48	0.55

Interest rate spread on a taxable-equivalent basis (2)	2.25	2.37	2.57	2.66	2.55			2.39	2.27
Net interest margin on a taxable-equivalent basis (2)	3.03	3.09	3.20	3.14	2.83			3.10	2.46
(1)The average balance amounts represent amortized costs. The average interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes taxable-equivalent adjustments of $104 million, $105 million, $107 million, $116 million, and $105 million for the quarters ended September 30, June 30, and March 31, 2023, and December 31, and September 30, 2022, respectively, and $316 million and $320 million for the first nine months of 2023 and 2022, respectively, predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended September 30, 2023
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$7,633	2,519	2,319	1,007	(269)	(104)	13,105
Noninterest income	1,948	886	2,604	2,695	21	(402)	7,752
Total revenue	9,581	3,405	4,923	3,702	(248)	(506)	20,857
Provision for credit losses	768	52	324	(10)	63	—	1,197
Noninterest expense	5,913	1,543	2,182	3,006	469	—	13,113
Income (loss) before income tax expense (benefit)	2,900	1,810	2,417	706	(780)	(506)	6,547
Income tax expense (benefit)	727	453	601	177	(641)	(506)	811
Net income (loss) before noncontrolling interests	2,173	1,357	1,816	529	(139)	—	5,736
Less: Net income (loss) from noncontrolling interests	—	3	—	—	(34)	—	(31)
Net income (loss)	$2,173	1,354	1,816	529	(105)	—	5,767

					Quarter ended June 30, 2023
Net interest income	$7,490	2,501	2,359	1,009	(91)	(105)	13,163
Noninterest income	1,965	868	2,272	2,639	121	(495)	7,370
Total revenue	9,455	3,369	4,631	3,648	30	(600)	20,533
Provision for credit losses	874	26	933	24	(144)	—	1,713
Noninterest expense	6,027	1,630	2,087	2,974	269	—	12,987
Income (loss) before income tax expense (benefit)	2,554	1,713	1,611	650	(95)	(600)	5,833
Income tax expense (benefit)	640	429	401	163	(103)	(600)	930
Net income before noncontrolling interests	1,914	1,284	1,210	487	8	—	4,903
Less: Net income (loss) from noncontrolling interests	—	3	—	—	(38)	—	(35)
Net income	$1,914	1,281	1,210	487	46	—	4,938

					Quarter ended September 30, 2022
Net interest income	$7,102	1,991	2,270	1,088	(248)	(105)	12,098
Noninterest income	2,175	961	1,790	2,577	345	(380)	7,468
Total revenue	9,277	2,952	4,060	3,665	97	(485)	19,566
Provision for credit losses	917	(168)	32	8	(5)	—	784
Noninterest expense	6,758	1,526	1,900	2,796	1,326	—	14,306
Income (loss) before income tax expense (benefit)	1,602	1,594	2,128	861	(1,224)	(485)	4,476
Income tax expense (benefit)	401	409	536	222	(171)	(485)	912
Net income (loss) before noncontrolling interests	1,201	1,185	1,592	639	(1,053)	—	3,564
Less: Net income (loss) from noncontrolling interests	—	3	—	—	(31)	—	(28)
Net income (loss)	$1,201	1,182	1,592	639	(1,022)	—	3,592
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses. In third quarter 2023, we sold investments in certain private equity funds, which had a minimal impact to net income.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (continued) (1)

					Nine months ended September 30, 2023
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$22,556	7,509	7,139	3,060	(344)	(316)	39,604
Noninterest income	5,844	2,572	7,317	7,971	147	(1,336)	22,515
Total revenue	28,400	10,081	14,456	11,031	(197)	(1,652)	62,119
Provision for credit losses	2,509	35	1,509	25	39	—	4,117
Noninterest expense	17,978	4,925	6,486	9,041	1,346	—	39,776
Income (loss) before income tax expense (benefit)	7,913	5,121	6,461	1,965	(1,582)	(1,652)	18,226
Income tax expense (benefit)	1,985	1,281	1,617	492	(1,016)	(1,652)	2,707
Net income (loss) before noncontrolling interests	5,928	3,840	4,844	1,473	(566)	—	15,519
Less: Net income (loss) from noncontrolling interests	—	9	—	—	(186)	—	(177)
Net income (loss)	$5,928	3,831	4,844	1,473	(380)	—	15,696

					Nine months ended September 30, 2022
Net interest income	$19,470	4,932	6,317	2,803	(1,685)	(320)	31,517
Noninterest income	6,877	2,839	4,786	8,324	1,185	(1,194)	22,817
Total revenue	26,347	7,771	11,103	11,127	(500)	(1,514)	54,334
Provision for credit losses	1,340	(491)	(226)	(36)	(10)	—	577
Noninterest expense	19,189	4,535	5,723	8,882	2,690	—	41,019
Income (loss) before income tax expense (benefit)	5,818	3,727	5,606	2,281	(3,180)	(1,514)	12,738
Income tax expense (benefit)	1,454	938	1,420	574	(592)	(1,514)	2,280
Net income (loss) before noncontrolling interests	4,364	2,789	4,186	1,707	(2,588)	—	10,458
Less: Net income (loss) from noncontrolling interests	—	9	—	—	(73)	—	(64)
Net income (loss)	$4,364	2,780	4,186	1,707	(2,515)	—	10,522
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses. In third quarter 2023, we sold investments in certain private equity funds, which had a minimal impact to net income.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended					Sep 30, 2023 % Change from		Nine months ended
($ in millions)	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	% Change
Income Statement
Net interest income	$7,633	7,490	7,433	7,574	7,102	2%	7	$22,556	19,470	16%
Noninterest income:
Deposit-related fees	670	666	672	696	773	1	(13)	2,008	2,397	(16)
Card fees	1,027	1,022	958	1,025	1,043	—	(2)	3,007	3,042	(1)
Mortgage banking	105	132	160	23	212	(20)	(50)	397	1,077	(63)
Other	146	145	141	145	147	1	(1)	432	361	20
Total noninterest income	1,948	1,965	1,931	1,889	2,175	(1)	(10)	5,844	6,877	(15)
Total revenue	9,581	9,455	9,364	9,463	9,277	1	3	28,400	26,347	8
Net charge-offs	722	621	589	525	435	16	66	1,932	1,168	65
Change in the allowance for credit losses	46	253	278	411	482	(82)	(90)	577	172	235
Provision for credit losses	768	874	867	936	917	(12)	(16)	2,509	1,340	87
Noninterest expense	5,913	6,027	6,038	7,088	6,758	(2)	(13)	17,978	19,189	(6)
Income before income tax expense	2,900	2,554	2,459	1,439	1,602	14	81	7,913	5,818	36
Income tax expense	727	640	618	362	401	14	81	1,985	1,454	37
Net income	$2,173	1,914	1,841	1,077	1,201	14	81	$5,928	4,364	36
Revenue by Line of Business
Consumer, Small and Business Banking	$6,665	6,576	6,486	6,608	6,232	1	7	$19,727	16,813	17
Consumer Lending:
Home Lending	840	847	863	786	973	(1)	(14)	2,550	3,435	(26)
Credit Card	1,375	1,321	1,305	1,353	1,349	4	2	4,001	3,918	2
Auto	360	378	392	413	423	(5)	(15)	1,130	1,303	(13)
Personal Lending	341	333	318	303	300	2	14	992	878	13
Total revenue	$9,581	9,455	9,364	9,463	9,277	1	3	$28,400	26,347	8
Selected Balance Sheet Data (average)
Loans by Line of Business:
Consumer, Small and Business Banking	$8,983	9,215	9,363	9,590	9,895	(3)	(9)	$9,186	10,315	(11)
Consumer Lending:
Home Lending	218,546	220,641	222,561	222,546	221,870	(1)	(1)	220,568	218,015	1
Credit Card	41,168	39,225	38,190	37,152	35,052	5	17	39,539	33,139	19
Auto	51,578	52,476	53,676	54,490	55,430	(2)	(7)	52,569	56,500	(7)
Personal Lending	15,270	14,794	14,518	14,219	13,397	3	14	14,863	12,588	18
Total loans	$335,545	336,351	338,308	337,997	335,644	—	—	$336,725	330,557	2
Total deposits	801,061	823,339	841,265	864,623	888,037	(3)	(10)	821,741	889,366	(8)
Allocated capital	44,000	44,000	44,000	48,000	48,000	—	(8)	44,000	48,000	(8)

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Consumer, Small and Business Banking	$9,115	9,299	9,457	9,704	9,898	(2)	(8)
Consumer Lending:
Home Lending	217,955	219,595	222,012	223,525	222,471	(1)	(2)
Credit Card	42,040	40,053	38,201	38,475	35,965	5	17
Auto	50,407	52,175	53,244	54,281	55,116	(3)	(9)
Personal Lending	15,439	15,095	14,597	14,544	13,902	2	11
Total loans	$334,956	336,217	337,511	340,529	337,352	—	(1)
Total deposits	798,897	820,495	851,304	859,695	886,991	(3)	(10)

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Sep 30, 2023 % Change from		Nine months ended
($ in millions, unless otherwise noted)	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	% Change
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	19.1%	16.9	16.5	8.3	9.4			17.5%	11.6
Efficiency ratio (2)	62	64	64	75	73			63	73
Retail bank branches (#, period-end)	4,355	4,455	4,525	4,598	4,612	(2)%	(6)
Digital active customers (# in millions, period-end) (3)	34.6	34.2	34.3	33.5	33.6	1	3
Mobile active customers (# in millions, period-end) (3)	29.6	29.1	28.8	28.3	28.3	2	5

Consumer, Small and Business Banking:
Deposit spread (4)	2.7%	2.6	2.5	2.4	2.1			2.6%	1.8
Debit card purchase volume ($ in billions) (5)	$124.5	124.9	117.3	124.0	122.4	—	2	$366.7	362.6	1
Debit card purchase transactions (# in millions) (5)	2,550	2,535	2,369	2,496	2,501	1	2	7,454	7,356	1

Home Lending:
Mortgage banking:
Net servicing income	$41	62	84	94	81	(34)	(49)	$187	274	(32)
Net gains (losses) on mortgage loan originations/sales	64	70	76	(71)	131	(9)	(51)	210	803	(74)
Total mortgage banking	$105	132	160	23	212	(20)	(50)	$397	1,077	(63)

Originations ($ in billions):
Retail	$6.4	7.7	5.6	8.2	12.4	(17)	(48)	$19.7	56.1	(65)
Correspondent	—	0.1	1.0	6.4	9.1	(100)	(100)	1.1	37.4	(97)
Total originations	$6.4	7.8	6.6	14.6	21.5	(18)	(70)	$20.8	93.5	(78)

% of originations held for sale (HFS)	40.7%	45.3	46.8	60.7	59.2			44.4%	51.2
Third party mortgage loans serviced ($ in billions, period-end) (6)	$591.8	609.1	666.8	679.2	687.4	(3)	(14)
Mortgage servicing rights (MSR) carrying value (period-end)	8,457	8,251	8,819	9,310	9,828	2	(14)
Ratio of MSR carrying value (period-end) to third party mortgage loans serviced (period-end) (6)	1.43%	1.35	1.32	1.37	1.43
Home lending loans 30+ days delinquency rate (period-end) (7)(8)	0.29	0.25	0.26	0.31	0.29

Credit Card:
Point of sale (POS) volume ($ in billions)	$35.2	34.0	30.1	32.3	30.7	4	15	$99.3	86.8	14
New accounts (# in thousands)	714	611	567	561	584	17	22	1,892	1,592	19
Credit card loans 30+ days delinquency rate (period-end)	2.70%	2.39	2.26	2.08	1.81
Credit card loans 90+ days delinquency rate (period-end)	1.37	1.17	1.16	1.01	0.85

Auto:
Auto originations ($ in billions)	$4.1	4.8	5.0	5.0	5.4	(15)	(24)	$13.9	18.1	(23)
Auto loans 30+ days delinquency rate (period-end) (8)	2.60%	2.55	2.25	2.64	2.19

Personal Lending:
New volume ($ in billions)	$3.1	3.3	2.9	3.2	3.5	(6)	(11)	$9.3	9.4	(1)
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA) and loans held for sale.
(8)Excludes nonaccrual loans.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended					Sep 30, 2023 % Change from		Nine months ended
($ in millions)	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	% Change
Income Statement
Net interest income	$2,519	2,501	2,489	2,357	1,991	1%	27	$7,509	4,932	52%
Noninterest income:
Deposit-related fees	257	248	236	237	256	4	—	741	894	(17)
Lending-related fees	133	131	129	122	126	2	6	393	369	7
Lease income	153	167	169	176	176	(8)	(13)	489	534	(8)
Other	343	322	284	257	403	7	(15)	949	1,042	(9)
Total noninterest income	886	868	818	792	961	2	(8)	2,572	2,839	(9)
Total revenue	3,405	3,369	3,307	3,149	2,952	1	15	10,081	7,771	30
Net charge-offs	37	63	(39)	32	(3)	(41)	NM	61	(28)	318
Change in the allowance for credit losses	15	(37)	(4)	(75)	(165)	141	109	(26)	(463)	94
Provision for credit losses	52	26	(43)	(43)	(168)	100	131	35	(491)	107
Noninterest expense	1,543	1,630	1,752	1,523	1,526	(5)	1	4,925	4,535	9
Income before income tax expense	1,810	1,713	1,598	1,669	1,594	6	14	5,121	3,727	37
Income tax expense	453	429	399	428	409	6	11	1,281	938	37
Less: Net income from noncontrolling interests	3	3	3	3	3	—	—	9	9	—
Net income	$1,354	1,281	1,196	1,238	1,182	6	15	$3,831	2,780	38

Revenue by Line of Business
Middle Market Banking	$2,212	2,199	2,155	2,076	1,793	1	23	$6,566	4,498	46
Asset-Based Lending and Leasing	1,193	1,170	1,152	1,073	1,159	2	3	3,515	3,273	7
Total revenue	$3,405	3,369	3,307	3,149	2,952	1	15	$10,081	7,771	30

Revenue by Product
Lending and leasing	$1,321	1,332	1,324	1,357	1,333	(1)	(1)	$3,977	3,896	2
Treasury management and payments	1,541	1,584	1,562	1,519	1,242	(3)	24	4,687	2,964	58
Other	543	453	421	273	377	20	44	1,417	911	56
Total revenue	$3,405	3,369	3,307	3,149	2,952	1	15	$10,081	7,771	30

Selected Metrics
Return on allocated capital	20.2%	19.3	18.1	24.2	23.1			19.2%	18.1
Efficiency ratio	45	48	53	48	52			49	58
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended					Sep 30, 2023 % Change from		Nine months ended
($ in millions)	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$164,182	165,980	163,210	159,236	150,365	(1)%	9	$164,461	143,383	15%
Commercial real estate	45,716	45,855	45,862	45,551	45,121	—	1	45,810	44,988	2
Lease financing and other	14,518	13,989	13,754	13,635	13,511	4	7	14,090	13,486	4
Total loans	$224,416	225,824	222,826	218,422	208,997	(1)	7	$224,361	201,857	11

Loans by Line of Business:
Middle Market Banking	$120,509	122,204	121,625	119,740	117,031	(1)	3	$121,442	112,913	8
Asset-Based Lending and Leasing	103,907	103,620	101,201	98,682	91,966	—	13	102,919	88,944	16
Total loans	$224,416	225,824	222,826	218,422	208,997	(1)	7	$224,361	201,857	11

Total deposits	160,556	166,747	170,467	175,442	180,231	(4)	(11)	165,887	189,664	(13)
Allocated capital	25,500	25,500	25,500	19,500	19,500	—	31	25,500	19,500	31

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$165,094	168,492	166,853	163,797	155,400	(2)	6
Commercial real estate	45,663	45,784	45,895	45,816	45,540	—	—
Lease financing and other	15,014	14,435	13,851	13,916	13,645	4	10
Total loans	$225,771	228,711	226,599	223,529	214,585	(1)	5

Loans by Line of Business:
Middle Market Banking	$119,354	122,104	121,626	121,192	118,627	(2)	1
Asset-Based Lending and Leasing	106,417	106,607	104,973	102,337	95,958	—	11
Total loans	$225,771	228,711	226,599	223,529	214,585	(1)	5

Total deposits	160,368	164,764	169,827	173,942	172,727	(3)	(7)

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Sep 30, 2023 % Change from		Nine months ended
($ in millions)	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	% Change
Income Statement
Net interest income	$2,319	2,359	2,461	2,416	2,270	(2)%	2	$7,139	6,317	13%
Noninterest income:
Deposit-related fees	247	247	236	240	255	—	(3)	730	828	(12)
Lending-related fees	206	191	194	191	198	8	4	591	578	2
Investment banking fees	545	390	314	331	392	40	39	1,249	1,161	8
Net gains from trading activities	1,193	1,081	1,257	606	674	10	77	3,531	1,280	176
Other	413	363	440	355	271	14	52	1,216	939	29
Total noninterest income	2,604	2,272	2,441	1,723	1,790	15	45	7,317	4,786	53
Total revenue	4,923	4,631	4,902	4,139	4,060	6	21	14,456	11,103	30
Net charge-offs	105	83	17	10	(16)	27	756	205	(58)	453
Change in the allowance for credit losses	219	850	235	31	48	(74)	356	1,304	(168)	876
Provision for credit losses	324	933	252	41	32	(65)	913	1,509	(226)	768
Noninterest expense	2,182	2,087	2,217	1,837	1,900	5	15	6,486	5,723	13
Income before income tax expense	2,417	1,611	2,433	2,261	2,128	50	14	6,461	5,606	15
Income tax expense	601	401	615	569	536	50	12	1,617	1,420	14
Net income	$1,816	1,210	1,818	1,692	1,592	50	14	$4,844	4,186	16

Revenue by Line of Business
Banking:
Lending	$721	685	692	593	580	5	24	$2,098	1,629	29
Treasury Management and Payments	747	762	785	738	670	(2)	11	2,294	1,631	41
Investment Banking	430	311	280	317	336	38	28	1,021	889	15
Total Banking	1,898	1,758	1,757	1,648	1,586	8	20	5,413	4,149	30
Commercial Real Estate	1,376	1,333	1,311	1,267	1,212	3	14	4,020	3,267	23
Markets:
Fixed Income, Currencies, and Commodities (FICC)	1,148	1,133	1,285	935	914	1	26	3,566	2,725	31
Equities	518	397	437	279	316	30	64	1,352	836	62
Credit Adjustment (CVA/DVA) and Other	(12)	14	71	(35)	17	NM	NM	73	55	33
Total Markets	1,654	1,544	1,793	1,179	1,247	7	33	4,991	3,616	38
Other	(5)	(4)	41	45	15	(25)	NM	32	71	(55)
Total revenue	$4,923	4,631	4,902	4,139	4,060	6	21	$14,456	11,103	30

Selected Metrics
Return on allocated capital	15.5%	10.2	15.9	17.7	16.6			13.9%	14.6
Efficiency ratio	44	45	45	44	47			45	52
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Sep 30, 2023 % Change from		Nine months ended
($ in millions)	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$191,128	190,529	193,770	196,697	205,185	—%	(7)	$191,800	199,006	(4)%
Commercial real estate	100,523	100,941	100,972	101,553	101,055	—	(1)	100,810	97,551	3
Total loans	$291,651	291,470	294,742	298,250	306,240	—	(5)	$292,610	296,557	(1)

Loans by Line of Business:
Banking	$94,010	95,413	99,078	104,187	109,909	(1)	(14)	$96,148	107,200	(10)
Commercial Real Estate	135,639	136,473	136,806	137,680	137,568	(1)	(1)	136,302	132,384	3
Markets	62,002	59,584	58,858	56,383	58,763	4	6	60,160	56,973	6
Total loans	$291,651	291,470	294,742	298,250	306,240	—	(5)	$292,610	296,557	(1)
Trading-related assets:
Trading account securities	$122,376	118,462	112,628	111,803	110,919	3	10	$117,858	112,351	5
Reverse repurchase agreements/securities borrowed	62,284	60,164	57,818	52,814	45,486	4	37	60,105	49,708	21
Derivative assets	19,760	17,522	17,928	24,556	28,050	13	(30)	18,410	28,386	(35)
Total trading-related assets	$204,420	196,148	188,374	189,173	184,455	4	11	$196,373	190,445	3
Total assets	559,647	550,091	548,808	553,308	560,509	2	—	552,888	558,773	(1)
Total deposits	157,212	160,251	157,551	156,205	156,830	(2)	—	158,337	163,578	(3)
Allocated capital	44,000	44,000	44,000	36,000	36,000	—	22	44,000	36,000	22

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$190,547	190,317	191,020	196,529	198,253	—	(4)
Commercial real estate	99,783	101,028	100,797	101,848	101,440	(1)	(2)
Total loans	$290,330	291,345	291,817	298,377	299,693	—	(3)

Loans by Line of Business:
Banking	$93,723	93,596	97,178	101,183	103,809	—	(10)
Commercial Real Estate	133,939	136,257	135,728	137,495	137,077	(2)	(2)
Markets	62,668	61,492	58,911	59,699	58,807	2	7
Total loans	$290,330	291,345	291,817	298,377	299,693	—	(3)
Trading-related assets:
Trading account securities	$120,547	130,008	115,198	111,801	113,488	(7)	6
Reverse repurchase agreements/securities borrowed	64,240	59,020	57,502	55,407	44,194	9	45
Derivative assets	21,231	17,804	16,968	22,218	28,545	19	(26)
Total trading-related assets	$206,018	206,832	189,668	189,426	186,227	—	11
Total assets	557,642	559,520	542,168	550,177	550,695	—	1
Total deposits	162,776	158,770	158,564	157,217	154,550	3	5

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT SEGMENT

	Quarter ended					Sep 30, 2023 % Change from		Nine months ended
($ in millions, unless otherwise noted)	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	% Change
Income Statement
Net interest income	$1,007	1,009	1,044	1,124	1,088	—%	(7)	$3,060	2,803	9%
Noninterest income:
Investment advisory and other asset-based fees	2,164	2,110	2,061	1,999	2,066	3	5	6,335	6,848	(7)
Commissions and brokerage services fees	492	494	541	532	486	—	1	1,527	1,399	9
Other	39	35	35	40	25	11	56	109	77	42
Total noninterest income	2,695	2,639	2,637	2,571	2,577	2	5	7,971	8,324	(4)
Total revenue	3,702	3,648	3,681	3,695	3,665	1	1	11,031	11,127	(1)
Net charge-offs	1	(1)	(1)	(2)	(1)	200	200	(1)	(5)	80
Change in the allowance for credit losses	(11)	25	12	13	9	NM	NM	26	(31)	184
Provision for credit losses	(10)	24	11	11	8	NM	NM	25	(36)	169
Noninterest expense	3,006	2,974	3,061	2,731	2,796	1	8	9,041	8,882	2
Income before income tax expense	706	650	609	953	861	9	(18)	1,965	2,281	(14)
Income tax expense	177	163	152	238	222	9	(20)	492	574	(14)
Net income	$529	487	457	715	639	9	(17)	$1,473	1,707	(14)

Selected Metrics
Return on allocated capital	32.8%	30.5	28.9	31.9	28.4			30.8%	25.5
Efficiency ratio	81	82	83	74	76			82	80
Client assets ($ in billions, period-end):
Advisory assets	$825	850	825	797	756	(3)	9
Other brokerage assets and deposits	1,123	1,148	1,104	1,064	1,003	(2)	12
Total client assets	$1,948	1,998	1,929	1,861	1,759	(3)	11

Selected Balance Sheet Data (average)
Total loans	$82,195	83,045	83,621	84,760	85,472	(1)	(4)	$82,948	85,386	(3)
Total deposits	107,500	112,360	126,604	142,230	158,367	(4)	(32)	115,418	172,516	(33)
Allocated capital	6,250	6,250	6,250	8,750	8,750	—	(29)	6,250	8,750	(29)

Selected Balance Sheet Data (period-end)
Total loans	$82,331	82,456	82,817	84,273	85,180	—	(3)
Total deposits	103,255	108,532	117,252	138,760	148,890	(5)	(31)
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Sep 30, 2023 % Change from		Nine months ended
($ in millions)	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	% Change
Income Statement
Net interest income	$(269)	(91)	16	78	(248)	NM	(8)	$(344)	(1,685)	80%
Noninterest income	21	121	5	7	345	(83)%	(94)	147	1,185	(88)
Total revenue	(248)	30	21	85	97	NM	NM	(197)	(500)	61
Net charge-offs	(1)	(2)	(2)	(5)	(16)	50	94	(5)	(28)	82
Change in the allowance for credit losses	64	(142)	122	17	11	145	482	44	18	144
Provision for credit losses	63	(144)	120	12	(5)	144	NM	39	(10)	490
Noninterest expense	469	269	608	3,007	1,326	74	(65)	1,346	2,690	(50)
Loss before income tax benefit	(780)	(95)	(707)	(2,934)	(1,224)	NM	36	(1,582)	(3,180)	50
Income tax benefit	(641)	(103)	(272)	(1,129)	(171)	NM	NM	(1,016)	(592)	(72)
Less: Net loss from noncontrolling interests	(34)	(38)	(114)	(238)	(31)	11	(10)	(186)	(73)	NM
Net income (loss)	$(105)	46	(321)	(1,567)	(1,022)	NM	90	$(380)	(2,515)	85

Selected Balance Sheet Data (average)
Cash and due from banks, and interest-earning deposits with banks	$164,900	132,505	117,419	130,329	134,725	24	22	$138,449	152,875	(9)
Available-for-sale debt securities	119,745	130,496	128,770	102,650	110,575	(8)	8	126,304	131,607	(4)
Held-to-maturity debt securities	266,012	270,999	272,718	295,494	297,335	(2)	(11)	269,885	288,265	(6)
Equity securities	15,784	15,327	15,519	15,918	15,423	3	2	15,544	15,620	—
Total loans	9,386	9,216	9,154	9,088	9,112	2	3	9,252	9,163	1
Total assets	623,339	610,417	596,087	605,500	617,712	2	1	610,047	648,967	(6)
Total deposits	113,978	84,752	60,807	41,959	24,386	34	367	86,707	23,909	263

Selected Balance Sheet Data (period-end)
Cash and due from banks, and interest-earning deposits with banks	$194,653	128,077	136,093	127,106	141,743	52	37
Available-for-sale debt securities	115,005	123,169	133,311	102,669	104,726	(7)	10
Held-to-maturity debt securities	264,248	269,414	274,202	294,141	297,530	(2)	(11)
Equity securities	15,496	15,097	15,200	15,508	15,581	3	(1)
Total loans	9,036	9,231	9,247	9,163	9,096	(2)	(1)
Total assets	641,455	593,597	620,241	601,218	615,382	8	4
Total deposits	128,714	92,023	65,682	54,371	34,993	40	268
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses. In third quarter 2023, we sold investments in certain private equity funds, which had a minimal impact to net income.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD-END BALANCES, AVERAGE BALANCES, AND AVERAGE INTEREST RATES

	Quarter ended					Sep 30, 2023 $ Change from
($ in millions)	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2023	Sep 30, 2022
Period-End Loans
Commercial and industrial	$382,527	386,011	384,690	386,806	379,694	(3,484)	2,833
Commercial real estate	152,486	154,276	154,707	155,802	155,659	(1,790)	(3,173)
Lease financing	16,038	15,334	14,820	14,908	14,617	704	1,421
Total commercial	551,051	555,621	554,217	557,516	549,970	(4,570)	1,081
Residential mortgage	263,174	265,085	267,138	269,117	268,065	(1,911)	(4,891)
Credit card	49,851	47,717	45,766	46,293	43,558	2,134	6,293
Auto	49,865	51,587	52,631	53,669	54,545	(1,722)	(4,680)
Other consumer	28,483	27,950	28,239	29,276	29,768	533	(1,285)
Total consumer	391,373	392,339	393,774	398,355	395,936	(966)	(4,563)
Total loans	$942,424	947,960	947,991	955,871	945,906	(5,536)	(3,482)

Average Loans
Commercial and industrial	$382,277	383,361	383,277	381,889	381,375	(1,084)	902
Commercial real estate	153,686	154,660	155,074	155,674	155,291	(974)	(1,605)
Lease financing	15,564	15,010	14,832	14,656	14,526	554	1,038
Total commercial	551,527	553,031	553,183	552,219	551,192	(1,504)	335
Residential mortgage	263,918	266,128	267,984	268,232	267,609	(2,210)	(3,691)
Credit card	48,889	46,762	45,842	44,829	42,407	2,127	6,482
Auto	51,014	51,880	53,065	53,917	54,874	(866)	(3,860)
Other consumer	27,845	28,105	28,577	29,320	29,383	(260)	(1,538)
Total consumer	391,666	392,875	395,468	396,298	394,273	(1,209)	(2,607)
Total loans	$943,193	945,906	948,651	948,517	945,465	(2,713)	(2,272)

Average Interest Rates
Commercial and industrial	7.03%	6.70	6.25	5.41	4.13
Commercial real estate	6.83	6.59	6.24	5.45	4.23
Lease financing	4.90	4.76	4.63	4.45	3.76
Total commercial	6.92	6.62	6.20	5.40	4.14
Residential mortgage	3.55	3.48	3.44	3.38	3.27
Credit card	13.08	12.96	12.74	12.00	11.51
Auto	4.78	4.67	4.56	4.46	4.27
Other consumer	8.65	8.29	7.74	6.89	5.58
Total consumer	5.26	5.11	4.98	4.76	4.47
Total loans	6.23%	5.99	5.69	5.13	4.28

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Sep 30, 2023		Jun 30, 2023		Mar 31, 2023		Dec 31, 2022		Sep 30, 2022		Sep 30, 2023 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Jun 30, 2023	Sep 30, 2022
By product:
Commercial and industrial	$93	0.10%	$119	0.12%	$43	0.05%	$66	0.07%	$13	0.01%	$(26)	80
Commercial real estate	93	0.24	79	0.21	17	0.04	10	0.03	(12)	(0.03)	14	105
Lease financing	2	0.07	2	0.05	3	0.07	3	0.06	5	0.15	—	(3)
Total commercial	188	0.13	200	0.15	63	0.05	79	0.06	6	—	(12)	182
Residential mortgage	(4)	(0.01)	(12)	(0.02)	(11)	(0.02)	(12)	(0.02)	(14)	(0.02)	8	10
Credit card	420	3.41	396	3.39	344	3.05	274	2.42	202	1.90	24	218
Auto	138	1.07	89	0.68	121	0.93	137	1.00	121	0.87	49	17
Other consumer	108	1.55	91	1.31	87	1.21	82	1.13	84	1.13	17	24
Total consumer	662	0.67	564	0.58	541	0.56	481	0.48	393	0.40	98	269
Total net loan charge-offs	$850	0.36%	$764	0.32%	$604	0.26%	$560	0.23%	$399	0.17%	$86	451
By segment:
Consumer Banking and Lending	$722	0.85%	$621	0.74%	$589	0.71%	$525	0.62%	$435	0.51%	$101	287
Commercial Banking	29	0.05	63	0.11	2	—	32	0.06	(3)	(0.01)	(34)	32
Corporate and Investing Banking	99	0.13	83	0.11	17	0.02	10	0.01	(16)	(0.02)	16	115
Wealth and Investment Management	1	—	(1)	—	(1)	—	(2)	(0.01)	(1)	—	2	2
Corporate	(1)	(0.04)	(2)	(0.09)	(3)	(0.13)	(5)	(0.22)	(16)	(0.70)	1	15
Total net loan charge-offs	$850	0.36%	$764	0.32%	$604	0.26%	$560	0.23%	$399	0.17%	$86	451
(1)Quarterly net loan charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Sep 30, 2023 $ Change from
($ in millions)	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2023	Sep 30, 2022
Balance, beginning of period	$14,786	13,705	13,609	13,225	12,884	1,081	1,902
Cumulative effect from change in accounting policy (1)	—	—	(429)	—	—	—	—
Balance, beginning of period, adjusted	14,786	13,705	13,180	13,225	12,884	1,081	1,902
Provision for credit losses for loans	1,143	1,839	1,129	968	773	(696)	370
Interest income on certain loans (2)	—	—	—	(26)	(26)	—	26
Net loan charge-offs:
Commercial and industrial	(93)	(119)	(43)	(66)	(13)	26	(80)
Commercial real estate	(93)	(79)	(17)	(10)	12	(14)	(105)
Lease financing	(2)	(2)	(3)	(3)	(5)	—	3
Total commercial	(188)	(200)	(63)	(79)	(6)	12	(182)
Residential mortgage	4	12	11	12	14	(8)	(10)
Credit card	(420)	(396)	(344)	(274)	(202)	(24)	(218)
Auto	(138)	(89)	(121)	(137)	(121)	(49)	(17)
Other consumer	(108)	(91)	(87)	(82)	(84)	(17)	(24)
Total consumer	(662)	(564)	(541)	(481)	(393)	(98)	(269)
Net loan charge-offs	(850)	(764)	(604)	(560)	(399)	(86)	(451)
Other	(15)	6	—	2	(7)	(21)	(8)
Balance, end of period	$15,064	14,786	13,705	13,609	13,225	278	1,839
Components:
Allowance for loan losses	$14,554	14,258	13,120	12,985	12,571	296	1,983
Allowance for unfunded credit commitments	510	528	585	624	654	(18)	(144)
Allowance for credit losses for loans	$15,064	14,786	13,705	13,609	13,225	278	1,839
Ratio of allowance for loan losses to total net loan charge-offs (annualized)	4.32x	4.65	5.35	5.85	7.94
Allowance for loan losses as a percentage of:
Total loans	1.54%	1.50	1.38	1.36	1.33
Nonaccrual loans	182	207	218	231	225
Allowance for credit losses for loans as a percentage of:
Total loans	1.60	1.56	1.45	1.42	1.40
Nonaccrual loans	188	215	228	242	237
(1)Represents the decrease in our allowance for credit losses for loans as a result of our adoption of ASU 2022-02, Financial Instruments-Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures, on January 1, 2023.
(2)Prior to our adoption of ASU 2022-02 on January 1, 2023, certain loans with an allowance measured by discounting expected cash flows using the loan’s effective interest rate over the remaining life of the loan recognized changes in the allowance attributable to the passage of time as interest income.

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Sep 30, 2023		Jun 30, 2023		Mar 31, 2023		Dec 31, 2022		Sep 30, 2022
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial and industrial	$4,269	1.12%	$4,266	1.11%	$4,287	1.11%	$4,507	1.17%	$4,547	1.20%
Commercial real estate	3,842	2.52	3,618	2.35	2,724	1.76	2,231	1.43	2,233	1.43
Lease financing	199	1.24	197	1.28	213	1.44	218	1.46	211	1.44
Total commercial	8,310	1.51	8,081	1.45	7,224	1.30	6,956	1.25	6,991	1.27
Residential mortgage (1)	718	0.27	734	0.28	751	0.28	1,096	0.41	1,001	0.37
Credit card	4,021	8.07	3,865	8.10	3,641	7.96	3,567	7.71	3,364	7.72
Auto	1,264	2.53	1,408	2.73	1,449	2.75	1,380	2.57	1,340	2.46
Other consumer	751	2.64	698	2.50	640	2.27	610	2.08	529	1.78
Total consumer	6,754	1.73	6,705	1.71	6,481	1.65	6,653	1.67	6,234	1.57
Total allowance for credit losses for loans	$15,064	1.60%	$14,786	1.56%	$13,705	1.45%	$13,609	1.42%	$13,225	1.40%
By segment:
Consumer Banking and Lending	$7,515	2.24%	$7,469	2.22%	$7,215	2.14%	$7,394	2.17%	$7,002	2.08%
Commercial Banking	2,401	1.06	2,379	1.04	2,417	1.07	2,397	1.07	2,477	1.15
Corporate and Investing Banking	4,840	1.67	4,634	1.59	3,785	1.30	3,552	1.19	3,517	1.17
Wealth and Investment Management	279	0.34	290	0.35	265	0.32	253	0.30	240	0.28
Corporate	29	0.32	14	0.15	23	0.25	13	0.14	(11)	(0.12)
Total allowance for credit losses for loans	$15,064	1.60%	$14,786	1.56%	$13,705	1.45%	$13,609	1.42%	$13,225	1.40%
(1)Includes negative allowance for expected recoveries of amounts previously charged off.

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Sep 30, 2023		Jun 30, 2023		Mar 31, 2023		Dec 31, 2022		Sep 30, 2022		Sep 30, 2023 $ Change from
($ in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Jun 30, 2023	Sep 30, 2022
By product:
Nonaccrual loans:
Commercial and industrial	$638	0.17%	$845	0.22%	$739	0.19%	$746	0.19%	$742	0.20%	$(207)	(104)
Commercial real estate	3,863	2.53	2,507	1.63	1,450	0.94	958	0.61	853	0.55	1,356	3,010
Lease financing	85	0.53	77	0.50	86	0.58	119	0.80	108	0.74	8	(23)
Total commercial	4,586	0.83	3,429	0.62	2,275	0.41	1,823	0.33	1,703	0.31	1,157	2,883
Residential mortgage (1)	3,258	1.24	3,289	1.24	3,552	1.33	3,611	1.34	3,677	1.37	(31)	(419)
Auto	126	0.25	135	0.26	145	0.28	153	0.29	171	0.31	(9)	(45)
Other consumer	32	0.11	33	0.12	38	0.13	39	0.13	36	0.12	(1)	(4)
Total consumer	3,416	0.87	3,457	0.88	3,735	0.95	3,803	0.95	3,884	0.98	(41)	(468)
Total nonaccrual loans	8,002	0.85	6,886	0.73	6,010	0.63	5,626	0.59	5,587	0.59	1,116	2,415
Foreclosed assets	177		133		132		137		125		44	52
Total nonperforming assets	$8,179	0.87%	$7,019	0.74%	$6,142	0.65%	$5,763	0.60%	$5,712	0.60%	$1,160	2,467
By segment:
Consumer Banking and Lending	$3,354	1.00%	$3,416	1.02%	$3,689	1.09%	$3,747	1.10%	$3,811	1.13%	$(62)	(457)
Commercial Banking	1,024	0.45	1,164	0.51	1,037	0.46	1,029	0.46	1,025	0.48	(140)	(1)
Corporate and Investing Banking	3,588	1.24	2,243	0.77	1,226	0.42	764	0.26	673	0.22	1,345	2,915
Wealth and Investment Management	213	0.26	196	0.24	190	0.23	199	0.24	203	0.24	17	10
Corporate	—	—	—	—	—	—	24	0.26	—	—	—	—
Total nonperforming assets	$8,179	0.87%	$7,019	0.74%	$6,142	0.65%	$5,763	0.60%	$5,712	0.60%	$1,160	2,467
(1)Residential mortgage loans predominantly insured by the FHA or guaranteed by the VA are not placed on nonaccrual status because they are insured or guaranteed.

Wells Fargo & Company and Subsidiaries
COMMERCIAL AND INDUSTRIAL LOANS AND LEASE FINANCING BY INDUSTRY

	Sep 30, 2023			Jun 30, 2023			Sep 30, 2022
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Nonaccrual loans	Loans outstanding balance	% of total loans	Nonaccrual loans	Loans outstanding balance	% of total loans
Financials except banks	$10	147,362	16%	$10	148,643	16%	$53	144,595	15%
Technology, telecom and media	29	26,817	3	43	27,186	3	69	27,892	3
Real estate and construction	58	25,321	3	61	25,180	3	65	25,572	3
Retail	72	20,913	2	83	20,658	2	49	19,673	2
Equipment, machinery and parts manufacturing	109	25,847	3	187	26,032	3	14	22,915	2
Materials and commodities	168	14,640	2	185	16,073	2	78	17,026	2
Food and beverage manufacturing	3	15,655	2	3	16,161	2	18	15,659	2
Oil, gas and pipelines	3	10,559	1	32	10,456	1	55	9,858	1
Health care and pharmaceuticals	20	14,985	2	19	14,996	2	21	14,472	2
Auto related	7	14,167	2	8	13,888	1	9	12,137	1
Commercial services	36	10,800	1	57	11,206	1	28	10,818	1
Utilities	1	8,099	*	1	7,709	*	61	8,848	*
Diversified or miscellaneous	3	7,673	*	2	8,069	*	11	8,219	*
Entertainment and recreation	19	13,212	1	25	12,935	1	35	11,407	1
Transportation services	140	8,972	*	147	8,993	*	226	7,817	*
Insurance and fiduciaries	1	4,964	*	1	5,016	*	1	4,515	*
Banks	—	11,799	1	—	11,080	1	—	15,575	2
Government and education	29	5,675	*	27	6,168	*	16	6,578	*
Agribusiness	8	5,965	*	6	6,107	*	25	6,301	*
Other	7	5,140	*	25	4,789	*	16	4,434	*
Total	$723	398,565	42%	$922	401,345	42%	$850	394,311	42%
*Less than 1%.

Wells Fargo & Company and Subsidiaries
COMMERCIAL REAL ESTATE LOANS BY PROPERTY TYPE (1)

	Sep 30, 2023				Jun 30, 2023				Sep 30, 2022
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)
Apartments	$144	40,813	4%	$49,709	$9	40,752	4%	$50,699	$9	38,855	4%	$51,565
Office (3)	2,790	32,201	3	35,242	1,517	33,089	3	36,757	173	35,194	4	40,411
Industrial/warehouse	29	24,389	3	27,470	38	23,900	3	27,802	44	19,453	2	24,465
Hotel/motel	217	12,826	1	14,396	149	12,923	1	13,910	153	13,144	1	14,030
Retail (excluding shopping center)	272	11,187	1	11,848	357	11,412	1	12,334	87	11,853	1	12,576
Shopping center	183	8,762	*	9,304	193	9,249	*	9,816	253	9,825	1	10,434
Institutional	112	6,125	*	7,001	118	6,099	*	6,906	34	7,987	*	9,411
Mixed use properties	105	5,166	*	5,989	113	5,343	*	6,330	57	7,356	*	8,688
Collateral pool	—	2,867	*	3,272	—	3,031	*	3,410	—	3,305	*	3,804
Storage facility	—	2,815	*	3,028	—	2,983	*	3,299	—	2,877	*	3,110
Other	11	5,335	*	8,012	13	5,495	*	8,361	43	5,810	*	8,866
Total	$3,863	152,486	16%	$175,271	$2,507	154,276	16%	$179,624	$853	155,659	16%	$187,360
*Less than 1%.
(1)Our commercial real estate (CRE) loan portfolio is comprised of CRE mortgage and CRE construction loans.
(2)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.
(3)In second quarter 2023, we reclassified certain CRE loans to better align with regulatory reporting guidance, which resulted in a decrease in loans outstanding of approximately $2.0 billion to the office property type.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on investments in consolidated portfolio companies, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Sep 30, 2023 % Change from
($ in millions)		Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2023	Sep 30, 2022
Tangible book value per common share:
Total equity		$182,373	181,952	183,220	182,213	178,478	—%	2
Adjustments:
Preferred stock (1)		(19,448)	(19,448)	(19,448)	(19,448)	(20,057)	—	3
Additional paid-in capital on preferred stock (1)		157	173	173	173	136	(9)	15
Unearned Employee Stock Ownership Plan (ESOP) shares (1)		—	—	—	—	646	NM	(100)
Noncontrolling interests		(1,658)	(1,761)	(2,052)	(1,986)	(2,220)	6	25
Total common stockholders' equity	(A)	161,424	160,916	161,893	160,952	156,983	—	3
Adjustments:
Goodwill		(25,174)	(25,175)	(25,173)	(25,173)	(25,172)	—	—
Certain identifiable intangible assets (other than MSRs)		(132)	(145)	(139)	(152)	(171)	9	23
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets) (2)		(878)	(2,511)	(2,486)	(2,427)	(2,378)	65	63
Applicable deferred taxes related to goodwill and other intangible assets (3)		913	905	897	890	889	1	3
Tangible common equity	(B)	$136,153	133,990	134,992	134,090	130,151	2	5
Common shares outstanding	(C)	3,637.9	3,667.7	3,763.2	3,833.8	3,795.4	(1)	(4)
Book value per common share	(A)/(C)	44.37	43.87	43.02	41.98	41.36	1	7
Tangible book value per common share	(B)/(C)	37.43	36.53	35.87	34.98	34.29	2	9
NM – Not meaningful
(1)In fourth quarter 2022, we redeemed all outstanding shares of our ESOP Cumulative Convertible Preferred Stock in exchange for shares of the Company’s common stock.
(2)In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
(3)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Sep 30, 2023 % Change from		Nine months ended
($ in millions)		Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022	% Change
Return on average tangible common equity:
Net income applicable to common stock	(A)	$5,450	4,659	4,713	2,877	3,313	17%	65	$14,822	9,685	53%
Average total equity		184,828	184,443	184,297	182,621	183,042	—	1	184,525	183,350	1
Adjustments:
Preferred stock (1)		(20,441)	(19,448)	(19,448)	(19,553)	(20,057)	(5)	(2)	(19,782)	(20,057)	1
Additional paid-in capital on preferred stock (1)		171	173	173	166	135	(1)	27	172	135	27
Unearned ESOP shares (1)		—	—	—	112	646	NM	(100)	—	646	(100)
Noncontrolling interests		(1,775)	(1,924)	(2,019)	(2,185)	(2,258)	8	21	(1,905)	(2,370)	20
Average common stockholders’ equity	(B)	162,783	163,244	163,003	161,161	161,508	—	1	163,010	161,704	1
Adjustments:
Goodwill		(25,174)	(25,175)	(25,173)	(25,173)	(25,177)	—	—	(25,174)	(25,179)	—
Certain identifiable intangible assets (other than MSRs)		(137)	(140)	(145)	(160)	(181)	2	24	(141)	(199)	29
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets) (2)		(2,539)	(2,487)	(2,440)	(2,378)	(2,359)	(2)	(8)	(2,489)	(2,352)	(6)
Applicable deferred taxes related to goodwill and other intangible assets (3)		910	903	895	890	886	1	3	902	855	5
Average tangible common equity	(C)	$135,843	136,345	136,140	134,340	134,677	—	1	$136,108	134,829	1
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	13.3%	11.4	11.7	7.1	8.1			12.2%	8.0
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	15.9%	13.7	14.0	8.5	9.8			14.6%	9.6
NM – Not meaningful
(1)In fourth quarter 2022, we redeemed all outstanding shares of our ESOP Cumulative Convertible Preferred Stock in exchange for shares of the Company’s common stock.
(2)In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
(3)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – STANDARDIZED APPROACH (1)

		Estimated					Sep 30, 2023 % Change from
($ in billions)		Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2023	Sep 30, 2022
Total equity (2)		$182.4	182.0	183.2	182.2	178.5	—%	2
Effect of accounting policy change (2)		—	—	—	(0.3)	(0.1)
Total equity (as reported)		182.4	182.0	183.2	181.9	178.4	—	2
Adjustments:
Preferred stock (3)		(19.4)	(19.4)	(19.4)	(19.4)	(20.1)	—	3
Additional paid-in capital on preferred stock (3)		0.1	0.1	0.2	0.1	0.1	—	—
Unearned ESOP shares (3)		—	—	—	—	0.7	NM	(100)
Noncontrolling interests		(1.7)	(1.8)	(2.1)	(2.0)	(2.2)	6	23
Total common stockholders' equity		161.4	160.9	161.9	160.6	156.9	—	3
Adjustments:
Goodwill		(25.2)	(25.2)	(25.2)	(25.2)	(25.2)	—	—
Certain identifiable intangible assets (other than MSRs)		(0.1)	(0.1)	(0.1)	(0.2)	(0.2)	—	50
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets) (4)		(0.9)	(2.5)	(2.5)	(2.4)	(2.4)	64	63
Applicable deferred taxes related to goodwill and other intangible assets (5)		0.9	0.9	0.9	0.9	0.9	—	—
Current expected credit loss (CECL) transition provision (6)		0.1	0.1	0.1	0.2	0.2	—	(50)
Other		—	0.1	(0.6)	(0.4)	(0.4)	(100)	100
Common Equity Tier 1	(A)	136.2	134.2	134.5	133.5	129.8	1	5
Preferred stock (3)		19.4	19.4	19.4	19.4	20.1	—	(3)
Additional paid-in capital on preferred stock (3)		(0.1)	(0.1)	(0.2)	(0.1)	(0.1)	—	—
Unearned ESOP shares (3)		—	—	—	—	(0.7)	NM	100
Other		(0.3)	(0.3)	(0.2)	(0.2)	(0.3)	—	—
Total Tier 1 capital	(B)	155.2	153.2	153.5	152.6	148.8	1	4
Long-term debt and other instruments qualifying as Tier 2		19.1	19.7	20.3	20.5	20.6	(3)	(7)
Qualifying allowance for credit losses (7)		14.9	15.1	14.2	13.9	13.6	(1)	10
Other		(0.5)	(0.4)	(0.3)	(0.3)	(0.3)	(25)	(67)
Total qualifying capital	(C)	$188.7	187.6	187.7	186.7	182.7	1	3

Total risk-weighted assets (RWAs)	(D)	$1,233.7	1,250.7	1,243.8	1,259.9	1,255.6	(1)	(2)

Common Equity Tier 1 to total RWAs	(A)/(D)	11.0%	10.7	10.8	10.6	10.3
Tier 1 capital to total RWAs	(B)/(D)	12.6	12.2	12.3	12.1	11.9
Total capital to total RWAs	(C)/(D)	15.3	15.0	15.1	14.8	14.6
NM – Not meaningful
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
(2)In first quarter 2023, we adopted Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2018-12. We adopted this ASU with retrospective application, which required revision of prior period financial statements. Prior period risk-based capital and certain other regulatory related metrics were not revised.
(3)In fourth quarter 2022, we redeemed all outstanding shares of our ESOP Cumulative Convertible Preferred Stock in exchange for shares of the Company’s common stock.
(4)In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
(5)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(6)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.
(7)Under the Standardized Approach, the ACL is includable in Tier 2 capital up to 1.25% of Standardized credit RWAs with any excess ACL deducted from total RWAs.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – ADVANCED APPROACH (1)

		Estimated					Sep 30, 2023 % Change from
($ in billions)		Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2023	Sep 30, 2022
Total equity (2)		$182.4	182.0	183.2	182.2	178.5	—%	2
Effect of accounting policy change (2)		—	—	—	(0.3)	(0.1)
Total equity (as reported)		182.4	182.0	183.2	181.9	178.4	—	2
Adjustments:
Preferred stock (3)		(19.4)	(19.4)	(19.4)	(19.4)	(20.1)	—	3
Additional paid-in capital on preferred stock (3)		0.1	0.1	0.2	0.1	0.1	—	—
Unearned ESOP shares (3)		—	—	—	—	0.7	NM	(100)
Noncontrolling interests		(1.7)	(1.8)	(2.1)	(2.0)	(2.2)	6	23
Total common stockholders' equity		161.4	160.9	161.9	160.6	156.9	—	3
Adjustments:
Goodwill		(25.2)	(25.2)	(25.2)	(25.2)	(25.2)	—	—
Certain identifiable intangible assets (other than MSRs)		(0.1)	(0.1)	(0.1)	(0.2)	(0.2)	—	50
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets) (4)		(0.9)	(2.5)	(2.5)	(2.4)	(2.4)	64	63
Applicable deferred taxes related to goodwill and other intangible assets (5)		0.9	0.9	0.9	0.9	0.9	—	—
CECL transition provision (6)		0.1	0.1	0.1	0.2	0.2	—	(50)
Other		—	0.1	(0.6)	(0.4)	(0.4)	(100)	100
Common Equity Tier 1	(A)	136.2	134.2	134.5	133.5	129.8	1	5
Preferred stock (3)		19.4	19.4	19.4	19.4	20.1	—	(3)
Additional paid-in capital on preferred stock (3)		(0.1)	(0.1)	(0.2)	(0.1)	(0.1)	—	—
Unearned ESOP shares (3)		—	—	—	—	(0.7)	NM	100
Other		(0.3)	(0.3)	(0.2)	(0.2)	(0.3)	—	—
Total Tier 1 capital	(B)	155.2	153.2	153.5	152.6	148.8	1	4
Long-term debt and other instruments qualifying as Tier 2		19.1	19.7	20.3	20.5	20.6	(3)	(7)
Qualifying allowance for credit losses (7)		4.6	4.5	4.5	4.5	4.4	2	5
Other		(0.5)	(0.4)	(0.3)	(0.3)	(0.3)	(25)	(67)
Total qualifying capital	(C)	$178.4	177.0	178.0	177.3	173.5	1	3

Total RWAs	(D)	$1,130.3	1,118.4	1,117.9	1,112.3	1,104.1	1	2

Common Equity Tier 1 to total RWAs	(A)/(D)	12.0%	12.0	12.0	12.0	11.8
Tier 1 capital to total RWAs	(B)/(D)	13.7	13.7	13.7	13.7	13.5
Total capital to total RWAs	(C)/(D)	15.8	15.8	15.9	15.9	15.7
NM – Not meaningful
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
(2)In first quarter 2023, we adopted Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2018-12. We adopted this ASU with retrospective application, which required revision of prior period financial statements. Prior period risk-based capital and certain other regulatory related metrics were not revised.
(3)In fourth quarter 2022, we redeemed all outstanding shares of our ESOP Cumulative Convertible Preferred Stock in exchange for shares of the Company’s common stock.
(4)In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
(5)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(6)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.
(7)Under the Advanced Approach, the ACL that exceeds expected credit losses is eligible for inclusion in Tier 2 capital, to the extent the excess allowance does not exceed 0.60% of Advanced credit RWAs with any excess ACL deducted from total RWAs.